
                                    Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                             Series 1996-4
                                                                                   Distribution Date: 7/15/98

Section 5.2 - Supplement                                      Class A          Class B       Collateral               Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00            0.00            0.00                 0.00

(ii)     Monthly Interest Distributed                        6,750,625.00      583,937.64      785,159.74         8,119,722.38
         Deficiency Amounts                                          0.00            0.00                                 0.00
         Additional Interest                                         0.00            0.00                                 0.00
         Accrued and Unpaid Interest                                                                 0.00                 0.00

(iii)    Collections of Principal Receivables              156,891,565.92   13,074,222.45   16,809,885.34       186,775,673.71

(iv)     Collections of Finance Charge Receivables          21,946,019.09    1,828,824.47    2,351,369.64        26,126,213.20

(v)      Aggregate Amount of Principal Receivables                                                           15,661,957,056.45

                                   Investor Interest     1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67
                                   Adjusted Interest     1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

                                      Series
         Floating Investor Percentage          10.64%       84.00%       7.00%       9.00%                              100.00%
         Fixed Investor Percentage             10.64%       84.00%       7.00%       9.00%                              100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                  95.37%
                30 to 59 days                                                                                             1.54%
                60 to 89 days                                                                                             1.00%
                90 or more days                                                                                           2.09%
                                         Total Receivables                                                              100.00%

(vii)    Investor Default Amount                             8,870,306.63      739,188.00      950,394.22        10,559,888.85

(viii)   Investor Charge-Offs                                        0.00            0.00            0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                  0.00            0.00            0.00

(x)      Servicing Fee                                       1,166,666.67       97,221.67      125,000.56         1,388,888.89

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                  11.21%

(xii)    Reallocated Monthly Principal                                               0.00            0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)    1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)    LIBOR                                                                                                         5.65625%

(xv)     Principal Funding Account Balance                                                                                0.00

(xvi)    Accumulation Shortfall                                                                                           0.00

(xvii)   Principal Funding Investment Proceeds                                                                            0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                  ==============

(xix)    Available Funds                                    20,779,352.42   1,731,602.81     2,226,369.08        24,737,324.32

(xx)     Certificate Rate                                    5.78625%            6.00625%        6.28125%

-----------------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                           Series 1997-1
                                                                                   Distribution Date:     7/15/98

Section 5.2 - Supplement                                       Class A          Class B     Collateral         Total
-------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                              0.00             0.00            0.00                0.00

(ii)     Monthly Interest Distributed                       5,506,822.92       474,872.48      647,518.49        6,629,213.89
         Deficiency Amounts                                         0.00             0.00                                0.00
         Additional Interest                                        0.00             0.00                                0.00
         Accrued and Unpaid Interest                                                                 0.00                0.00

(iii)    Collections of Principal Receivables             128,875,214.86    10,739,563.88   13,808,096.08      153,422,874.83

(iv)     Collections of Finance Charge Receivables         18,027,087.11     1,502,252.03    1,931,478.84       21,460,817.99

(v)      Aggregate Amount of Principal Receivables                                                          15,661,957,056.45

                                  Investor Interest     1,150,000,000.00    95,833,000.00  123,214,619.00    1,369,047,619.00
                                  Adjusted Interest     1,150,000,000.00    95,833,000.00  123,214,619.00    1,369,047,619.00

                                     Series
         Floating Investor Percentage              8.74%       84.00%        7.00%        9.00%                        100.00%
         Fixed Investor Percentage                 8.74%       84.00%        7.00%        9.00%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                 95.37%
                30 to 59 days                                                                                            1.54%
                60 to 89 days                                                                                            1.00%
                90 or more days                                                                                          2.09%
                                         Total Receivables                                                             100.00%

(vii)    Investor Default Amount                            7,286,323.30       607,191.50      780,679.61        8,674,194.41

(viii)   Investor Charge-Offs                                       0.00             0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00            0.00

(x)      Servicing Fee                                        958,333.33        79,860.83      102,678.85        1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                 11.21%

(xii)    Reallocated Monthly Principal                                               0.00            0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)   1,150,000,000.00    95,833,000.00  123,214,619.00    1,369,047,619.00

(xiv)    LIBOR                                                                                                        5.65625%

(xv)     Principal Funding Account Balance                                                                               0.00

(xvi)    Accumulation Shortfall                                                                                          0.00

(xvii)   Principal Funding Investment Proceeds                                                                           0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                            =====================

(xix)    Available Funds                                   17,068,753.78     1,422,391.20    1,828,799.99       20,319,944.97

(xx)     Certificate Rate                                  5.74625%     5.94625%     6.30625%

----------------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                            Series 1997-2
                                                                                    Distribution Date: 7/15/98

Section 5.2 - Supplement                                       Class A         Class B       Collateral           Total
-------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                             0.00            0.00             0.00               0.00

(ii)     Monthly Interest Distributed                      7,875,000.00      458,095.13       603,605.80       8,936,700.93
         Deficiency Amounts                                        0.00            0.00                                0.00
         Additional Interest                                       0.00            0.00                                0.00
         Accrued and Unpaid Interest                                                                0.00               0.00

(iii)    Collections of Principal Receivables            168,098,106.34    9,550,998.21    13,371,470.89     191,020,575.44

(iv)     Collections of Finance Charge Receivables        23,513,591.88    1,335,995.26     1,870,403.64      26,719,990.78

(v)      Aggregate Amount of Principal Receivables                                                        15,661,957,056.45

                               Investor Interest       1,500,000,000.00   85,227,000.00   119,318,455.00   1,704,545,455.00
                               Adjusted Interest       1,500,000,000.00   85,227,000.00   119,318,455.00   1,704,545,455.00

                                       Series
         Floating Investor Percentage                 10.88%             88.00%           5.00%         7.00%        100.00%
         Fixed Investor Percentage                    10.88%             88.00%           5.00%         7.00%        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                               95.37%
                30 to 59 days                                                                                          1.54%
                60 to 89 days                                                                                          1.00%
                90 or more days                                                                                        2.09%
                                       Total Receivables                                                             100.00%

(vii)    Investor Default Amount                           9,503,899.96      539,992.59       755,993.77      10,799,886.32

(viii)   Investor Charge-Offs                                      0.00            0.00             0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00            0.00             0.00

(x)      Servicing Fee                                     1,250,000.00       71,022.50        99,432.05       1,420,454.55

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                               11.21%

(xii)    Reallocated Monthly Principal                                             0.00             0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  1,500,000,000.00   85,227,000.00   119,318,455.00   1,704,545,455.00

(xiv)    LIBOR                                                                                                      5.65625%

(xv)     Principal Funding Account Balance                                                                             0.00

(xvi)    Accumulation Shortfall                                                                                        0.00

(xvii)   Principal Funding Investment Proceeds                                                                         0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                         ====================

(xix)    Available Funds                                  22,263,591.88    1,264,972.76     1,770,971.59      25,299,536.24

(xx)     Certificate Rate                                  6.30000%           6.45000%          6.15625%

-------------------------------------------------------------------------------------------------------------------------------

                                Chase Manhattan Bank USA, N.A.
                             Monthly Certificateholder's Statement

                                Chase Credit Card Master Trust
                                         Series 1997-3
                                                                              Distribution Date:  7/15/98


Section 5.2 - Supplement                                 Class A           Class B        Collateral           Total
----------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00            0.00           0.00               0.00

(ii)     Monthly Interest Distributed                           0.00      104,273.51     142,998.43         247,271.94
         Deficiency Amounts                                     0.00            0.00                              0.00
         Additional Interest                                    0.00            0.00                              0.00
         Accrued and Unpaid Interest                                                           0.00               0.00

(iii)    Collections of Principal Receivables          28,016,351.06    2,334,658.57   3,001,789.30      33,352,798.92

(iv)     Collections of Finance Charge Receivables      3,918,931.98      326,572.44     419,890.80       4,665,395.22

(v)      Aggregate Amount of Principal Receivables                                                   15,661,957,056.45

                                Investor Interest     250,000,000.00   20,833,000.00  26,786,048.00     297,619,048.00
                                Adjusted Interest     250,000,000.00   20,833,000.00  26,786,048.00     297,619,048.00

                                      Series
         Floating Investor Percentage       1.90%      84.00%        7.00%       9.00%                          100.00%
         Fixed Investor Percentage          1.90%      84.00%        7.00%       9.00%                          100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                           95.37%
               30 to 59 days                                                                                      1.54%
               60 to 89 days                                                                                      1.00%
               90 or more days                                                                                    2.09%
                                      Total Receivables                                                         100.00%

(vii)    Investor Default Amount                        1,583,983.33      131,996.50     169,714.61       1,885,694.44

(viii)   Investor Charge-Offs                                   0.00            0.00           0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00            0.00           0.00

(x)      Servicing Fee                                    208,333.33       17,360.83       22,321.71        248,015.87

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                          11.21%

(xii)    Reallocated Monthly Principal                                          0.00            0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 250,000,000.00   20,833,000.00   26,786,048.00    297,619,048.00

(xiv)    LIBOR                                                                                                 5.65625%

(xv)     Principal Funding Account Balance                                                                        0.00

(xvi)    Accumulation Shortfall                                                                                   0.00

(xvii)   Principal Funding Investment Proceeds                                                                    0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                      ====================

(xix)    Available Funds                                3,710,598.65      309,211.61      397,569.09      4,417,379.35

(xx)     Certificate Rate                                   6.77700%        6.00625%         6.40625%

--------------------------------------------------------------------------------------------------------------------------------

                                 Chase Manhattan Bank USA, N.A.
                             Monthly Certificateholder's Statement

                                 Chase Credit Card Master Trust
                                         Series 1997-4
                                                                                                  Distribution Date:  7/15/98

Section 5.2 - Supplement                                     Class A       Class B         Collateral        Total
-------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                           0.00           0.00           0.00                0.00

(ii)     Monthly Interest Distributed                    2,908,125.00     250,677.08     328,459.83        3,487,261.91
         Deficiency Amounts                                      0.00           0.00                               0.00
         Additional Interest                                     0.00           0.00                               0.00
         Accrued and Unpaid Interest                                                           0.00                0.00

(iii)    Collections of Principal Receivables           67,239,242.54   5,603,270.21   7,204,204.64       80,046,717.38

(iv)     Collections of Finance Charge Receivables       9,405,436.75     783,786.40   1,007,725.38       11,196,948.53

(v)      Aggregate Amount of Principal Receivables                                                    15,661,957,056.45

                               Investor Interest       600,000,000.00  50,000,000.00  64,285,715.00      714,285,715.00
                               Adjusted Interest       600,000,000.00  50,000,000.00  64,285,715.00      714,285,715.00

                                   Series
         Floating Investor Percentage            4.5606415% 84.00%       7.00%      9.00%                        100.00%
         Fixed Investor Percentage               4.56%      84.00%       7.00%      9.00%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                           95.37%
                30 to 59 days                                                                                      1.54%
                60 to 89 days                                                                                      1.00%
                90 or more days                                                                                    2.09%
                                     Total Receivables                                                           100.00%

(vii)    Investor Default Amount                         3,801,559.98     316,796.67     407,310.00        4,525,666.65

(viii)   Investor Charge-Offs                                    0.00           0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)      Servicing Fee                                     500,000.00      41,666.67      53,571.43          595,238.10

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                           11.21%

(xii)    Reallocated Monthly Principal                                          0.00           0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  600,000,000.00  50,000,000.00  64,285,715.00      714,285,715.00

(xiv)    LIBOR                                                                                                  5.65625%

(xv)     Principal Funding Account Balance                                                                         0.00

(xvi)    Accumulation Shortfall                                                                                    0.00

(xvii)   Principal Funding Investment Proceeds                                                                     0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                           ===============

(xix)    Available Funds                                 8,905,436.75     742,119.73     954,153.95       10,601,710.43

(xx)     Certificate Rate                                 5.81625%         6.01625%       6.25625%

-------------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                           Series 1997-5
                                                                                                       Distribution Date: 7/15/98

Section 5.2 - Supplement                                    Class A         Class B         Collateral           Total
----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                           0.00             0.00            0.00                0.00

(ii)     Monthly Interest Distributed                    2,580,833.33       151,230.58      209,014.45        2,941,078.36
         Deficiency Amounts                                      0.00             0.00                                0.00
         Additional Interest                                     0.00             0.00            0.00                0.00
         Accrued and Unpaid Interest                                                                                  0.00

(iii)    Collections of Principal Receivables           56,032,702.11     3,183,666.07    4,457,157.04       63,673,525.22

(iv)     Collections of Finance Charge Receivables       7,837,863.96       445,331.75      623,467.89        8,906,663.61

(v)      Aggregate Amount of Principal Receivables                                                       15,661,957,056.45

                                  Investor Interest    500,000,000.00    28,409,000.00   39,772,819.00      568,181,819.00
                                  Adjusted Interest    500,000,000.00    28,409,000.00   39,772,819.00      568,181,819.00

                                    Series
         Floating Investor Percentage          3.63%       88.00%       5.00%       7.00%                           100.00%
         Fixed Investor Percentage             3.63%       88.00%       5.00%       7.00%                           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.37%
                30 to 59 days                                                                                         1.54%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       2.09%
                                       Total Receivables                                                            100.00%

(vii)    Investor Default Amount                         3,167,966.65       179,997.53      251,997.93        3,599,962.11

(viii)   Investor Charge-Offs                                    0.00             0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00             0.00            0.00

(x)      Servicing Fee                                     416,666.67        23,674.17       33,144.02          473,484.85

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                              11.21%

(xii)    Reallocated Monthly Principal                                            0.00            0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  500,000,000.00    28,409,000.00   39,772,819.00      568,181,819.00

(xiv)    LIBOR                                                                                                     5.65625%

(xv)     Principal Funding Account Balance                                                                            0.00

(xvi)    Accumulation Shortfall                                                                                       0.00

(xvii)   Principal Funding Investment Proceeds                                                                        0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                          ======================

(xix)    Available Funds                                 7,421,197.29       421,657.59      590,323.87        8,433,178.76

(xx)     Certificate Rate                                   6.19400%        6.38800%        6.30625%

-----------------------------------------------------------------------------------------------------------------------------------

                                Chase Manhattan Bank USA, N.A.
                             Monthly Certificateholder's Statement

                                Chase Credit Card Master Trust
                                         Series 1998-2
                                                                               Distribution Date: 7/15/98

Section 5.2 - Supplement                                     Class A      Class B       Collateral         Total
--------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00            0.00           0.00                0.00

(ii)     Monthly Interest Distributed                           0.00      328,121.72     437,949.84          766,071.56
         Deficiency Amounts                                     0.00            0.00                               0.00
         Additional Interest                                    0.00            0.00                               0.00
         Accrued and Unpaid Interest                                                           0.00                0.00

(iii)    Collections of Principal Receivables          89,652,323.38    7,470,952.24   9,605,680.86      106,728,956.48

(iv)     Collections of Finance Charge Receivab1es      2,540,582.34    1,045,038.08   1,343,644.28       14,929,264.70

(v)      Aggregate Amount of Principal Receivables                                                    15,661,957,056.45

                                 Investor Interest    800,000,000.00   66,666,000.00  85,714,953.00      952,380,953.00
                                 Adjusted Interest    800,000,000.00   66,666,000.00  85,714,953.00      952,380,953.00

                                      Series
         Floating Investor Percentage       6.08%      84.00%        7.00%       9.00%                           100.00%
         Fixed Investor Percentage          6.08%      84.00%        7.00%       9.00%                           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
             Current                                                                                              95.37%
             30 to 59 days                                                                                         1.54%
             60 to 89 days                                                                                         1.00%
             90 or more days                                                                                       2.09%
                                    Total Receivables                                                            100.00%

(vii)   Investor Default Amount                        5,068,746.65       422,391.33     543,084.23         6,034,222.20

(viii)  Investor Charge-Offs                                   0.00             0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00             0.00           0.00

(x)     Servicing Fee                                    666,666.67        55,555.00      71,429.13           793,650.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                            11.23%

(xii)   Reallocated Monthly Principal                                           0.00             0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  800,000,000.00   66,666,000.00    85,714,953.00      952,380,953.00

(xiv)   LIBOR                                                                                                  5.65625%

(xv)    Principal Funding Account Balance                                                                          0.00

(xvi)   Accumulation Shortfall                                                                                     0.00

(xvii)  Principal Funding Investment Proceeds                                                                      0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                           ==============

(xix)   Available Funds                                11,890,387.83   989,483.08      1,272,215.15       14,152,086.06

(xx)    Certificate Rate                               5.85000%     5.90625%    6.13125%

--------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                            Series 1998-3

                                                                                               Distribution Date: 7/15/98

Section 5.2 - Supplement                                     Class A          Class B         Collateral        Total
------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                           0.00             0.00          0.00                  0.00

(ii)    Monthly Interest Distributed                    3,000,000.00       174,711.25     248,051.65         3,422,762.90
        Deficiency Amounts                                      0.00             0.00                                0.00
        Additional Interest                                     0.00             0.00           0.00                 0.00
        Accrued and Unpaid Interest                                                                                  0.00

(iii)   Collections of Principal Receivables           67,239,242.54     3,820,309.63   5,348,678.01        76,408,230.17

(iv)    Collections of Finance Charge Receivables       9,405,436.75       534,385.56     748,174.00        10,687,996.31

(v)     Aggregate Amount of Principal Receivables                                                       15,661,957,056.45

                                 Investor Interest     600,000,000.00   34,090,000.00  47,728,182.00       681,818,182.00
                                 Adjusted Interest     600,000,000.00   34,090,000.00  47,728,182.00       681,818,182.00

                                        Series
        Floating Investor Percentage          4.35%        88.00%       5.00%       7.00%                          100.00%
        Fixed Investor Percentage             4.35%        88.00%       5.00%       7.00%                          100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
            Current                                                                                                 95.37%
            30 to 59 days                                                                                            1.54%
            60 to 89 days                                                                                            1.00%
            90 or more days                                                                                          2.09%
                                       Total Receivables                                                           100.00%

(vii)   Investor Default Amount                          3,801,559.98      215,991.97     302,402.58         4,319,954.53

(viii)  Investor Charge-Offs                                     0.00            0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00            0.00           0.00

(x)     Servicing Fee                                      500,000.00       28,408.33      39,773.49           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              11.21%

(xii)   Reallocated Monthly Principal                                            0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)   600,000,000.00   34,090,000.00  47,728,182.00       681,818,182.00

(xiv)   LIBOR                                                                                                     5.65625%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvi)   Accumulation Shortfall                                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                                        0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                           ====================

(xix)   Available Funds                                  8,905,436.75      505,977.23     708,400.51        10,119,814.50

(xx)    Certificate Rate                                    6.00000%        6.15000%        6.30625%

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